SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 14, 1997


                            THE PROFIT RECOVERY GROUP
                               INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)




             Georgia                    0-28000                  58-2213805
(State or other jurisdiction  (Commission File Number)          (IRS Employer
          of incorporation)                                  Identification No.)




       2300 Windy Ridge Parkway
            Suite 100 North
           Atlanta, Georgia                                      30339-8426
(Address of principal executive offices)                         (Zip Code)




        Registrant's telephone number including area code (770) 955-3815





          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.


         On July 14, 1997, the Registrant issued a press release ("Press Release") announcing its results of operations for the quarter ended June 30, 1997. The Registrant hereby incorporates by reference herein the information set forth in its Press Release dated July 14, 1997, a copy of which is annexed hereto as Exhibit 99.

     Except for the historical information contained in this report, the statements made by the Registrant are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Registrant's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For example, the Company may not continue to grow earnings and revenues significantly while also achieving additional reductions in the number of days revenue in accounts receivable. For further information on these and other risk factors, please refer to the "Risk Factors" section of the Registrant's Form S-3 filed on July 22, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not applicable.

         (b)      Pro Forma Financial Information.

         Not applicable.

         (c)      Exhibits.

Exhibit
Number                                        Description
-------                                       -----------
99                                  Press Release dated July 14, 1997



458073.1

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROFIT RECOVERY GROUP
                                           INTERNATIONAL, INC.



Date:  July 29, 1997                   By: /s/  Donald E. Ellis, Jr.
                                          -------------------------------------
                                                Donald E. Ellis, Jr., Senior
                                                Vice President, Chief Financial
                                                Officer and Treasurer





458073.1

                                  EXHIBIT INDEX




Exhibit
Number                                 Description
-------                               -------------
99                            Press Release dated July 14, 1997



458073.1